Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002



In connection with the quarterly report of Power REIT
(the "Trust") on Form 10-Q for the period ending June
30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, David H. Lesser, CEO and Chairman of the Board of Trustees and Arun Mittal, Vice President Business Development and Secretary-Treasurer, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


/s/ David H. Lesser
David H. Lesser
CEO and Chairman of
the Board of Trustees

Date:  November 14, 2013



/s/ Arun Mittal
Arun Mittal
Secretary-Treasurer and
Executive Vice President

Date:  November 14, 2013